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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934
              Date of Report (Date of earliest event reported):
                                July 1, 1994


                     ASSOCIATED NATURAL GAS CORPORATION
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           (Exact name of registrant as specified in its charter)



      Delaware                       1-10381                 84-1006841
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(State or other jurisdiction of     (Commission         (I.R.S. Employer
incorporation or organization)       File No.)         Identification No.)


370 17th Street, Suite 900, Denver, CO                      80202
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number,
including area code:          (303) 595-3331
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     Item 2.  Acquisition or Disposition of Assets.

          On July 1, 1994, Grand Valley Gas Company, a Utah corporation, merged into Associated Natural Gas, Inc., a Colorado corporation that is a wholly-owned subsidiary of Associated Natural Gas Corporation. Each share of Grand Valley Gas Company common stock was converted into the right to receive .25 shares of common stock of Associated Natural Gas Corporation. The conversion ratio was negotiated between the two companies. Approximately 1,635,617 shares of common stock of Associated Natural Gas Corporation will be issued to former shareholders of Grand Valley Gas Company.

          As the result of the merger, Associated Natural Gas Corporation has acquired the business of Grand Valley Gas Company which is primarily marketing natural gas to industrial end-users and local distribution companies from the West Coast of the United States and Canada through the Rocky Mountain and Midwest regions of the United States. Associated Natural Gas Corporation also acquired the natural gas gathering, processing and storage facilities of Grand Valley Gas Company. The executive officers of Grand Valley Gas Company will be employees of Associated Natural Gas Corporation following the merger.

          Associated Natural Gas Corporation filed a Registration Statement on Form S-4, Registration No. 33-53121, in connection with the merger.

     Item 7.  Financial Statements and Exhibits.

     (a)  Financial Statements

          1. Audited consolidated financial statements of Grand Valley Gas Company and subsidiaries as of May 31, 1993 and 1992 and for each of the three years in the period ended May 31, 1993. Incorporated by reference from Grand Valley Gas Company's Annual Report on Form 10-K filed August 11, 1993, Registration No. 0-17260, as amended by Form 10-K/A filed September 28, 1993, which is Exhibit 99.1 hereto.

          2.  Consolidated financial statements of Grand Valley Gas Company and subsidiaries for the quarter ended August 31, 1993 (unaudited).
Incorporated by reference from Grand Valley Gas Company's Quarterly Report on Form 10-Q filed October 15, 1993, Registration No. 0-17260, which is Exhibit
99.2 hereto.
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          3.  Consolidated financial statements of Grand Valley Gas Company and subsidiaries for the quarter ended November 30, 1993 (unaudited). Incorporated by reference from Grand Valley Gas Company's Quarterly Report on Form 10-Q filed January 14, 1994, Registration No. 0-17260, which is Exhibit 99.3 hereto.

          4. Consolidated financial statements of Grand Valley Gas Company and subsidiaries for the quarter ended February 28, 1994 (unaudited). Incorporated by reference from Grand Valley Gas Company's Quarterly Report on Form 10-Q filed April 14, 1994, Registration No. 0-17260, which is Exhibit 99.4 hereto.

          5. Condensed Pro Forma Combined Financial Information of Associated Natural Gas Corporation. Incorporated by reference from Associated Natural Gas Corporation's Registration Statement on Form S-4, Registration No. 33-53121, which is Exhibit 99.5 hereto.

     (b)  Exhibits

          2. Restated Agreement and Plan of Merger. Incorporated by reference from Associated Natural Gas Corporation's Registration Statement on Form S-4, Registration No. 33-53121.

          23.  Consent of Arthur Andersen & Co.

          99.1 Audited consolidated financial statements of Grand Valley Gas Company and subsidiaries as of May 31, 1993 and 1992 and for each of the three years in the period ended May 31, 1993.

          99.2 Consolidated financial statements of Grand Valley Gas Company and subsidiaries for the quarter ended August 31, 1993 (unaudited).

          99.3 Consolidated financial statements of Grand Valley Gas Company and subsidiaries for the quarter ended November 30, 1993 (unaudited).

          99.4 Consolidated financial statements of Grand Valley Gas Company and subsidiaries for the quarter ended February 28, 1994 (unaudited).

          99.5 Condensed Pro Forma Combined Financial Information of Associated Natural Gas Corporation.
























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                                 Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 ASSOCIATED NATURAL GAS CORPORATION




                              By: /s/ Harold R. Logan, Jr.
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                                  Harold R. Logan, Jr.
                                  Senior Vice President/Finance



                                      Date:  July 15, 1994
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